UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2011

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 East 9th Street, Suite 3000, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2011, TransDigm Group Incorporated (“TD Group”) completed the acquisition (the “Acquisition”) of Harco Laboratories, Incorporated, a Connecticut corporation (“Harco”).

Supplemental Indenture

In connection with the Acquisition and in accordance with the terms of that certain Indenture, dated as of December 14, 2010, as supplemented by the First Supplemental Indenture thereto, dated as of September 22, 2011 (the “Indenture”), by and among TransDigm Inc. (“TransDigm”), TD Group, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), TransDigm, TD Group, Harco, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Second Supplemental Indenture to the Indenture, dated as of December 9, 2011 (the “Supplemental Indenture”). Pursuant to the terms of the Supplemental Indenture, Harco agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

Joinder Agreements

On December 9, 2011, in connection with the Acquisition and in accordance with the terms of (i) the Credit Agreement, dated as of December 6, 2010 (as amended, the “2010 Senior Secured Credit Facility”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG and the other agents and lenders named therein, and (ii) the Credit Agreement, dated as of February 14, 2011 (the “2011 Senior Secured Credit Facility”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG and the other agents and lenders named therein, Harco and Credit Suisse AG entered into Joinder Agreements to the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility and Supplement No. 2. to the Guarantee and Collateral Agreement (as defined below) (collectively, the “Joinder Agreements”). Pursuant to the terms of the Joinder Agreements, Harco has agreed that it will be deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility and a “Grantor” under the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of December 6, 2010, as further amended and restated as of February 14, 2011 (the “Guarantee and Collateral Agreement”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein and Credit Suisse AG, as administrative agent and collateral agent.

The lenders and the agents (and each of their respective subsidiaries or affiliates) of the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, TransDigm and TD Group and their respective subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from TransDigm and TD Group and their respective subsidiaries or affiliates for such services.

The above summaries of the Supplemental Indenture and the Joinder Agreements are qualified in their entirety by reference to the Supplemental Indenture and the Joinder Agreements, which are attached hereto as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Second Supplemental Indenture, dated as of December 9, 2011, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.

10.2	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011.

10.3	Supplement No. 2. dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2011

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus

Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

4.1	Second Supplemental Indenture, dated as of December 9, 2011, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.

10.2	Joinder Agreement, dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011.

10.3	Supplement No. 2. dated as of December 9, 2011, between Harco Laboratories, Incorporated and Credit Suisse AG, as agent.